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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 23, 2004


           CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of April 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-9,
               Mortgage Pass-Through Certificates, Series 2004-9).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-109248                95-4449516
         --------                   ----------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


               4500 Park Granada
             Calabasas, California                              91302
             ---------------------                              -----
     (Address of Principal Executive Officers)                (Zip Code)



        Registrant's telephone number, including area code (818) 225-3000
                                                           --------------
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

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2004-9 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Inc. and its subsidiaries and MBIA Insurance Corporation and its subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the three years in the period ended December 31, 2003, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Mortgage Pass-Through Certificates, Series 2004-9, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their reports in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.1


____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated on or about April 23, 2004 (collectively, the "Prospectus"), of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-9.

Item 7. Financial Statements, Pro Forma Financial

        Information and Exhibits.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1   Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.



                                           By: /s/ Darren Bigby
                                               -------------------------
                                               Darren Bigby
                                               Vice President



Dated:  April 23, 2004

Exhibit Index


Exhibit                                                                     Page
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23.1              Consent of PricewaterhouseCoopers LLP